FIRST AMENDMENT TO CREDIT AGREEMENT
          This First Amendment to Credit Agreement (this “First Amendment”) is made as of the 28th day of July, 2006 by and among
          PIER 1 IMPORTS (U.S.), INC. (in such capacity, the “Lead Borrower”), a Delaware corporation with its principal executive offices at 100 Pier 1 Place, Fort Worth, Texas 76102, for itself and as agent for Pier 1 Kids, Inc. (the “Borrowers”); and
          BANK OF AMERICA, N.A., a national banking association with offices at 40 Broad Street, Boston, Massachusetts 02109, as administrative agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Credit Parties; and
          BANK OF AMERICA, N.A., a national banking association with offices at 40 Broad Street, Boston, Massachusetts 02109, as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Credit Parties;
          The LENDERS party hereto;
          WELLS FARGO RETAIL FINANCE, LLC, a Delaware limited liability company with offices at One Boston Place — 19th Floor, Boston, Massachusetts 02109 and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association with offices at 1133 Avenue of the Americas, New York, New York 10036, as Co-Syndication Agents; and
          HSBC BANK USA, NA, a national banking association with offices at 452 Fifth Avenue, 5th Floor, New York, New York and JPMORGAN CHASE BANK, N.A., a national banking association with offices at 2200 Ross Avenue, 6th Floor, Dallas, Texas 75201, as Co-Documentation Agents;
in consideration of the mutual covenants herein contained and benefits to be derived herefrom.
WITNESSETH
          WHEREAS, the Lead Borrower, the Borrowers, the Lenders, the Administrative Agent, the Collateral Agent and the Issuing Bank entered into a Credit Agreement dated as of November 22, 2005 (as amended, modified, supplemented, restated or otherwise modified and in effect from time to time, the “Credit Agreement”); and
          WHEREAS, the parties desire to amend the terms and conditions of the Credit Amendment as set forth herein.
          NOW THEREFORE, it is hereby agreed as follows:
1.	Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2.	Amendment to Article I. The definition of “Borrowing Base” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “Borrowing Base” means, at any time of calculation, an amount equal to:
          (i) the face amount of Eligible Credit Card Receivables multiplied by the Credit Card Advance Rate;
plus
          (ii) the Cost of Eligible Inventory, net of Inventory Reserves, multiplied by the Inventory Advance Rate;
plus
          (iii) the Private Label Credit Card Advance Rate multiplied by the Appraised Value of Eligible Private Label Receivables;
minus
the then amount of all Availability Reserves.
3.	Amendment to Article I. The definition of “Permitted Dispositions” contained in Section 1.01 of the Credit Agreement is hereby amended by adding the following subsection (g) at the end thereof:
(g) any Private Label Receivables Sale.
4.	Amendment to Article I. The provisions of Article I of the Credit Agreement are hereby amended by the addition of the following definitions in alphabetical order in Section 1.01:
          “Appraised Value” means the net appraised liquidation value of the Borrowers’ Eligible Private Label Receivables, which may be expressed as a ratio, as determined from time to time by an independent appraiser satisfactory to the Administrative Agent. Until October 31, 2006 the Appraised Value will be 100% of the book value of the Borrowers’ Eligible Private Label Receivables.
          “Eligible Private Label Receivables” means Private Label Receivables, in each case reasonably acceptable to the Administrative Agent as arise in the ordinary course of business, which have been earned by performance and are deemed by the Administrative Agent in its reasonable discretion to be eligible for inclusion in the calculation of Availability. Without limiting the foregoing, none of the following shall be deemed to be Eligible Private Label Receivables:

(a)	Accounts that are more than thirty (30) days past the contractual due date therefor;

(b)	Accounts with respect to which the Borrowers do not have good, valid and marketable title thereto, free and clear of any Lien (other than Liens granted to the Collateral Agent, for its benefit and the ratable benefit of the Lenders pursuant to the Security Documents);

(c)	Accounts that are not subject to a first priority security interest in favor of the Collateral Agent, for the benefit of itself and the Lenders;

(d)	Accounts which are disputed, are with recourse, or with respect to which a claim, counterclaim, offset or chargeback has been asserted (to the extent of such claim, counterclaim, offset or chargeback);

(e)	Accounts which are evidenced by a promissory note or other instrument for the payment of money;

(f)	Accounts as to which the obligor thereon has died or been declared incompetent, or (i) has voluntarily commenced any proceeding or filed any petition seeking liquidation, reorganization or other relief under any federal or state bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) has applied for or consented to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official, (iii) has made a general assignment for the benefit of creditors, (iv) shall have become unable, admitted in writing its inability or failed generally to pay his debts as they become due; or (v) an involuntary proceeding shall have been commenced or an involuntary petition shall be filed against such obligor seeking any of the foregoing;

(g)	Accounts which have been classified as counterfeit, canceled or fraudulent or for which any card issued in connection therewith has been stolen or lost;

(h)	Accounts which have been charged-off;

(i)	Accounts with respect to which the obligor is subject to any consumer credit counseling;

(j)	Accounts as to which all of the representations, warranties, covenants, and agreements contained in any Loan Document are not correct or have been breached; or

(k)	Accounts which the Administrative Agent determines in its reasonable discretion to be uncertain of collection.

          The Private Label Credit Card Advance Rate, eligibility standards, reserves, reporting requirements and other structural features related to Eligible Private Label Receivables may be reset by the Administrative Agent, in its discretion, after receipt of any appraisals of the Private Label Receivables or any commercial finance examinations with respect thereto. The Borrowers and the Facility Guarantors shall provide such additional instruments and documents to the Administrative Agent as the Administrative Agent and its counsel may reasonably request in connection with any of the foregoing matters.
          “Private Label Credit Card Advance Rate” means (i) 50% through October 31, 2006, and (ii) thereafter, (A) if an appraisal of the Private Label Receivables has been completed, satisfactory to the Administrative Agent, in its discretion, 85% (subject to the penultimate sentence of the definition of Eligible Private Label Receivables and subject to the approval of the Lenders), or (B) if a satisfactory appraisal and commercial finance examination of the Private Label Receivables has not been received by the Administrative Agent, 0%.
          “Private Label Receivables” means Accounts due to the Borrowers arising from the use of the Borrowers’ private label credit card.
          “Private Label Receivables Sale” means the sale or other disposition of the Borrowers’ private label credit card portfolio to a third party, provided that the Net Proceeds therefrom are at least equal to the amounts available to be advanced against Eligible Private Label Receivables under the Borrowing Base .
5.	Amendment to Article V. Section 5.08 of the Credit Agreement is hereby amended by the addition of the following subsection (d):
          (d) In the event that Eligible Private Label Receivables are included in the Borrowing Base for a period of more than one (1) year after the date of their initial inclusion in the Borrowing Base, each Loan Party will, and will cause its Material Subsidiaries, from time to time upon the request of any Agent, to permit any Agent or professionals retained by the Agents, subject to reasonable prior notice and during normal business hours prior to the occurrence of an Event of Default, to conduct one (1) appraisal and one (1) commercial finance examination in any twelve (12) month period of the Borrowers’ Private Label Receivables (provided that the Agents, in their reasonable discretion, if any Event of Default exists, may cause such additional Private Label Receivables appraisals and commercial finance examinations to be taken as such Agents reasonably determine (each, at the expense of the Loan Parties)).
6.	Amendment to Article VI. Section 6.15 of the Credit Agreement is hereby deleted.

7.	Amendment to Article VII. Section 7.01(s) of the Credit Agreement is hereby deleted.

8.	Conditions to Effectiveness. This First Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

        (a) This First Amendment shall have been duly executed and delivered by the Borrowers, the Facility Guarantors, the Administrative Agent, the Collateral Agent and the Lenders. The Administrative Agent shall have received a fully executed copy hereof and of each other document required hereunder.
        (b) The Borrowers shall have paid to the Administrative Agent, for the benefit of the Lenders, an amendment fee in the amount of $243,750.
        (c) No Default or Event of Default shall have occurred and be continuing, both before and immediately after giving effect to the execution of this First Amendment.
9.	Miscellaneous.
        (a) Except as provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants therein contained.
        (b) The Loan Parties hereby acknowledge and agree that they have no offsets, defenses, claims, or counterclaims against the Agents or any Lender or the Issuing Bank, or any of their respective officers, directors, employees, attorneys, representatives, predecessors, successors, or assigns with respect to the Loan Documents, the Obligations, or otherwise, and that if the Loan Parties now have, or ever did have, any offsets, defenses, claims, or counterclaims against the Agents or any Lender or the Issuing Bank, or any of their respective officers, directors, employees, attorneys, representatives, predecessors, successors, or assigns, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED, and the Loan Parties hereby RELEASE the Agents and each Lender and the Issuing Bank, and each of their respective officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns from any liability therefor.
        (c) The Borrowers shall pay all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this First Amendment, including, without limitation, all reasonable attorneys’ fees.
        (d) This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, shall be an original, and all of which together shall constitute one instrument.
        (e) This First Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon.

     (f) By executing this First Amendment, the undersigned Facility Guarantors hereby consent to the First Amendment to Credit Agreement and acknowledge that their Guarantee remains in full force and effect.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and their seals to be hereto affixed as the date first above written.
     BORROWERS:

PIER 1 IMPORTS (U.S.), INC.
By:
	Name:	Charles H. Turner
	Title:	Executive Vice President and CFO

PIER 1 KIDS, INC.
By:
	Name:	Charles H. Turner
	Title:	Executive Vice President

FACILITY GUARANTORS: PIER 1 IMPORTS, INC.
By:
	Name:	Charles H. Turner
	Title:	Executive Vice President, CFO and Treasurer

PIER 1 ASSETS, INC.
By:
	Name:	Charles H. Turner
	Title:	Executive Vice President, CFO and Treasurer

PIER 1 LICENSING, INC.
By:
	Name:	Charles H. Turner
	Title:	Executive Vice President and CFO

PIER 1 HOLDINGS, INC.
By:
Name:	Charles H. Turner
Title:	Executive Vice President and CFO

PIER 1 SERVICES COMPANY, a Delaware statutory trust

By:	Pier 1 Holdings, Inc., Managing Trustee

By:

Name:	Charles H. Turner
Title: Executive Vice President and CFO

PIER 1 VALUE SERVICES, LLC

By:	Pier 1 Imports (U.S.), Inc., its sole member and manager

By:

Name:	Charles H. Turner
Title:	Executive Vice President and CFO

BANK OF AMERICA, N.A.
As Administrative Agent, as Collateral Agent, as Swingline Lender, and as Lender

By:

Name: Stephen J. Garvin
Title: Managing Director

Address:
40 Broad Street, 10th Floor
Boston, Massachusetts 02109
Attn: Stephen J. Garvin
Telephone: (617) 434-9399
Telecopy: (617) 434-4339

WELLS FARGO RETAIL
FINANCE, LLC,
As Co-Syndication Agent and as Lender

By:

Name:

Title:

Address:
Telephone:
Telecopy:

WACHOVIA BANK, NATIONAL ASSOCIATION,
As Co-Syndication Agent and as Lender

By:

Name:

Title:

Address:
Telephone:
Telecopy:

HSBC BANK USA, NA,
As Co-Documentation Agent and as Lender

By:

Name:

Title:

Address:
Telephone:
Telecopy:

JPMORGAN CHASE BANK, N.A.,
As Co-Documentation Agent and as Lender

By:

Name:

Title:

Address:
Telephone:
Telecopy:

GENERAL ELECTRIC CAPITAL CORPORATION,
As Lender

By:

Name:

Title:

Address:
Telephone:
Telecopy:

CITICORP USA, INC.,
As Lender

By:

Name:

Title:

Address:
Telephone:
Telecopy:

SUNTRUST BANK,
As Lender

By:

Name:

Title:

Address:
Telephone:
Telecopy: